DERMA SCIENCES, INC.
                             STOCK OPTION AGREEMENT

     THIS STOCK OPTION AGREEMENT, made and dated as of the 23rd day of July, 1997 between Derma Sciences, Inc., a Pennsylvania corporation (the "Company"), and Stephen T. Wills, CPA, MST (the "Optionee").
     WHEREAS, the Company desires to afford the Optionee, in consideration for his services to the Company as its Chief Financial Officer, an opportunity to purchase shares of Common Stock of the Company ("Shares") as hereinafter provided,
     NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration the legal sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
     1. Grant of Option. The Company hereby grants to the Optionee the right and option to purchase all or any part of an aggregate of 75,000 shares (the "Option") which Option is intended as a "nonqualified stock option". The Option is in all respects limited and conditioned as hereinafter provided.
     2. Purchase Price. The purchase price per share (the "Option Price") of the Shares covered by the Option (the "Option Shares") shall be the offering price of the Company's Common Stock in the Company's current private offering, to wit:
$1.00.
     3. Term. The Option shall expire on July 22, 2007 (the "Expiration Date").
     4. Vesting and Exercise of Option. The right of the Optionee to purchase the Option Shares may be exercised, cumulatively and in whole or in part, at the times hereinbelow provided:

                 Date Installment                   Number of
               Becomes Exercisable                Option Shares

               August 22, 1997                        4,166
               September 22, 1997                     4,167
               October 22, 1997                       4,167
               November 22, 1997                      4,166
               December 22, 1997                      4,167
               January 22, 1998                       4,167
               February 22, 1998                      4,166
               March 22, 1998                         4,167
               April 22, 1998                         4,167
               May 22, 1998                           4,166
               June 22, 1998                          4,167
               July 22, 1998                          4,167
               August 22, 1998                        4,166
               September 22, 1998                     4,167
               October 22, 1998                       4,167
               November 22, 1998                      4,166
               December 22, 1998                      4,167
               January 22, 1999                       4,167

     5. Acceleration of Vesting. Vesting of the Option shall accelerate and the Option shall become 100% exercisable upon the occurrence of either of the following: (1) the sale by the Company of all or substantially all of its assets to any person (as such term is used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934), the consolidation of the Company with any person, or the merger of the Company with any person as a result of which merger the Company is not the surviving entity, or if the surviving entity, the Company is owned by a parent company; or (2) the sale or transfer by one or more of the Company's shareholders in one or more transactions, related or unrelated, to one or more persons under circumstances whereby any person and its "affiliates" (as defined herein) shall own, as a result of such sale or transfer, at least Fifty percent (50%) of the outstanding shares of the Company.

     6. Method of Exercising Option. (a) Subject to the terms and conditions of this Option Agreement, the Option may be exercised by giving written notice to the Company at its principal office specifying the number of Option Shares to be purchased and accompanied by payment in full of the aggregate purchase price for the Shares. Only full Shares shall be delivered and any fractional share which might otherwise be deliverable upon exercise of an Option granted hereunder shall be forfeited. Attached as Exhibit 1 is a form of written notice acceptable to the Company.
          (b) The purchase price shall be payable: (i) in cash or its equivalent, or (ii) in whole or in part through the transfer of Common Stock previously acquired by the Optionee.
          (c) Upon receipt of such notice and payment, the Company, as promptly as possible, shall deliver or cause to be delivered a certificate or certificates representing the Shares with respect to which the Option is so exercised. The certificate or certificates for such Shares shall be registered in the name of the person or persons exercising the Option (or, if the Optionee shall so request in the notice exercising the Option, in
     the  name  of  the  Optionee  and  his  spouse,   jointly,  with  right  of
     survivorship) and shall be delivered as provided above to or upon the written order of the person or persons exercising the Option. In the event the Option is exercised by any person or persons after the death or legal disability of the Optionee, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise the Option. All shares that are purchased upon the exercise of the Option as provided herein shall be fully paid and nonassessable.
     7. Non-transferability of Option. Save as hereinafter provided, the Option is not assignable or transferable, in whole or in part, by the Optionee other than by will or by the laws of descent and distribution. During the lifetime of the Optionee, the Option shall be exercisable only by the Optionee or, in the event of his legal disability, by his legal representative. Provided, however, Optionee may assign, without limitation, the unexercised portion of this Option to the firm of Golomb, Wills & Company, Princeton, New Jersey.
     8. Withholding of Taxes. The obligation of the Company to deliver Shares upon the exercise of any Option shall be subject to any applicable federal, state and local tax withholding requirements.
     9. Governing Law. This Agreement shall, to the maximum extent possible, be construed in a manner consistent with the Internal Revenue Code provisions concerning nonqualified stock options and its interpretation shall otherwise be governed by Pennsylvania law.
     IN WITNESS WHEREOF, the parties have set their hands and seals as of the day and year first hereinabove written.


                              DERMA SCIENCES, INC.



                              By: /s/ Edward J. Quilty
                                  ----------------------
                                  Edward J. Quilty, Chairman



                              OPTIONEE



                              By: /s/ Stephen T. Wills, CPA, MST
                                  -------------------------------
                                  Stephen T. Wills, CPA, MST

                                    EXHIBIT 1
                              DERMA SCIENCES, INC.
                       NOTICE OF EXERCISE OF STOCK OPTION

     I hereby exercise nonqualified stock options granted to me on _______________ by Derma Sciences, Inc. with respect to the following number of shares of Derma Sciences, Inc. Common Stock, $.01 par value per share, ("Shares") covered by said option:
         Number of Shares to be purchased   ________________
         Option price per Share                      ________________
         Total option price                          ________________
         Enclosed is my check in the amount of $_______ (and/or ______ Shares)1. Please have the certificate or certificates representing the purchased Shares registered in the following name or names2 ________________________________ and sent to _________________________________________________.

DATED: ______________, ____.

                                                     OPTIONEE



                                                     _________________________


--------
1The option price may be paid in whole or in part by delivery of Shares, subject to the terms of the Optionee's Stock Option Agreement.

2Certificates may be registered in the name of the Optionee alone or in the joint names of the Optionee and his/her spouse.